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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 21, 2006


                                 AEARO COMPANY I
             (Exact Name of Registrant as Specified in Its Charter)

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

                    DELAWARE                               333-116676                             13-3840456
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)           (IRS Employer Identification No.)

              5457 W. 79TH STREET
             INDIANAPOLIS, INDIANA                                                                   46268
    (Address of Principal Executive Offices)                                                      (Zip Code)
                                                        (317) 692-6666
                                          (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.



         On March 21, 2006, Aearo Company I (the "Company") issued a press release announcing the pricing with respect to the tender offer and consent solicitation originally launched by the Company on February 24, 2006, for any and all of the outstanding $175,000,000 aggregate principal amount of 8 1/4% Senior Subordinated Notes due 2012 issued by the Company. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS



(c)  Exhibits



99.1 Press release of Aearo Company I dated March 21, 2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: March 21, 2006                            AEARO COMPANY I

                                                 By:    /s/Jeffrey S. Kulka
                                                        -------------------
                                                 Name:  Jeffrey S. Kulka
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Secretary